UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2018 (May 17, 2018)

Two Harbors Investment Corp.

(Exact name of registrant as specified in its charter)

Maryland	001-34506	27-0312904
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

575 Lexington Avenue, Suite 2930

New York, New York 10022

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (612) 629-2500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07  Submission of Matters to a Vote of Security Holders.

Two Harbors Investment Corp. (the “Company”) held its Annual Meeting of Stockholders on May 17, 2018 for the purpose of: (i) electing nine directors to serve on the Company’s board of directors until the 2019 Annual Meeting of Stockholders; (ii) holding an advisory vote relating to executive compensation; and (iii) ratifying the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018.

Proposal 1 — Election of Directors

Each of the nine director nominees proposed by the Company’s board of directors was elected to serve as a director until the Company’s 2019 Annual Meeting of Stockholders, or until his or her successor is duly elected and qualified. The voting results for each director nominee were as follows:

Nominee	For	Against	Abstain	Broker Non-Votes
E. Spencer Abraham	79,819,350	20,286,940	430,181	48,367,765
James J. Bender	97,389,448	2,349,303	797,720	48,367,765
Stephen G. Kasnet	97,816,781	2,290,480	429,210	48,367,765
Lisa A Pollina	98,902,805	1,205,873	427,793	48,367,765
William Roth	96,274,820	3,851,244	410,407	48,367,765
W. Reid Sanders	98,904,012	1,200,428	432,031	48,367,765
Thomas E. Siering	98,896,871	1,214,928	424,672	48,367,765
Brian C. Taylor	96,669,637	3,433,694	433,140	48,367,765
Hope W. Woodhouse	98,982,412	1,137,629	416,430	48,367,765

Proposal 2 — Advisory Vote Relating to Executive Compensation

Stockholders approved the advisory resolution on the Company’s executive compensation. The proposal received the following final voting results:

For	Against	Abstain	Broker Non-Votes
94,380,298	4,242,027	1,914,146	48,367,765

Proposal 3 — Ratification of Selection of Independent Registered Public Accounting Firm

Stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018. The proposal received the following final voting results:

For	Against	Abstain
146,950,682	1,277,911	675,643

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 21, 2018	TWO HARBORS INVESTMENT CORP.

	By:	/s/ Rebecca B. Sandberg
Rebecca B. Sandberg
Secretary and General Counsel